ARTICLES OF INCORPORATION OF

TMI TRUST COMPANY

The undersigned, acting as director(s) for the purpose of forming a financial institution corporation in accordance with the Laws of the State of Florida, adopt(s) the following Articles of Incorporation.

ARTICLE I

The name of the corporation shall be TMI Trust Company and its initial place of business shall be at 1715 North Westshore Boulevard, Suite 750, in the City of Tampa, in the County of Hillsborough and State of Florida. These Articles shall be effective upon filing with the Florida Division of Corporations.

ARTICLE II

The general nature of the business to be transacted by this corporation shall be: That of a general trust business with all the rights, powers, and privileges granted and conferred by the Florida Financial Institutions Codes, regulating the organization, powers, and management of trust corporations.

ARTICLE III

The total number of shares authorized to be issued by the corporation shall be 1,000,000. Such shares shall be of a single class and shall have a par value of $12.50 per share. The corporation shall have at least $1,250,000 in paid-in common capital stock to be divided into 100,000 shares. The amount of surplus with which the corporation will operate will be not less than $3,000,000 all of which (capital stock and surplus) shall be paid in cash.

ARTICLE IV

The term for which said corporation shall exist shall be perpetual unless terminated pursuant to the Florida Financial Institutions Codes.

ARTICLE V

The number of directors shall not be fewer than seven (7). The names and street addresses of the first directors of the corporation are:

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
_______________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
_______________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
_______________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
_______________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
_______________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
_______________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
_______________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
____________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
____________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
____________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
____________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
____________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
____________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
____________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

In witness of the foregoing, the undersigned director(s) have executed these Articles of Incorporation this 1st day of April, 2019.

NAME	STREET ADDRESS
______________________ Anthony A. Guthrie	4342 16th Street St. Simons Island, Georgia 31522
______________________ Danny L. Buck	156 Balcones Bend Boerne, Texas 78006
______________________ Richard F. Curcio	409 Nokomis Avenue S Venice, Florida 34285
______________________ Ward J. Curtis	1904 Kansas Avenue NE St. Petersburg, Florida 33703
______________________ Bryant N. Jones	2211 7th Street North St. Petersburg, Florida 33704
______________________ James T. Maxwell	14270 Royal Harbour Court, #421 Fort Myers, Florida 33908
______________________ Benjamin F. Youngblood III	3011 Orchard Hill San Antonio, Texas 78230

APPROVED by the Office of Financial Regulation this 2nd day of April, 2019.

Tallahassee, Leon County, Florida

for: Ronald L. Rubin
Commissioner
Florida Office of Financial Regulation